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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                               _______________


                                 FORM 8-K/A-2

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                        Date of Report:  July 24, 1995
                      (Date of Earliest Event Reported)


                                  RPM, INC.
            -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


           Ohio                         0-5132              34-6550857
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  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
     of Incorporation)               File Number)       Identification No.)



   P.O. Box 777, 2628 Pearl Road, Medina, Ohio                  44258
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    (Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code               (216) 273-5090
                                                  -----------------------------

The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8- K dated July 24, 1995, as amended September 18, 1995, as set forth in the pages attached hereto:

"Item 2. Acquisition or Disposition of Assets" is hereby added to report the consummation of the acquisition of Narragansett/DSI Acquisition Co., Inc. by the Registrant.
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Item 2.  Acquisition or Disposition of Assets.
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         On September 21, 1995, RPM, Inc., an Ohio corporation (the "Company"), acquired Narragansett/DSI Acquisition Co., Inc., a Delaware corporation ("NDSI"), through the merger (the "Merger") of the Company's wholly owned subsidiary, RPM of Delaware, Inc., a Delaware corporation ("Subsidiary"), with and into NDSI, whereby NDSI became a wholly owned subsidiary of the Company.
The Merger was accomplished pursuant to a Plan and Agreement of Merger, dated July 24, 1995 (the "Merger Agreement"), by and among the Company, Subsidiary, NDSI and the securityholders of NDSI (the "Securityholders"). A copy of the Merger Agreement was previously filed as an Exhibit hereto.

         NDSI is a non-operating holding company with one direct wholly owned subsidiary, Dryvit Systems, Inc., a Rhode Island corporation ("Dryvit"). Dryvit manufactures, distributes and markets insulated exterior wall materials which are used in both new and retrofit construction.

         As consideration for the acquisition of NDSI, the Company (i) paid $47,000,000 in cash to the Securityholders of NDSI, of which approximately $14,500,000 was used to repay indebtedness of NDSI, and (ii) issued 3,200,000 Common Shares to certain of the Securityholders. The value of the Common Shares which were issued in connection with the Merger was determined using the average of the market price of the Common Shares over a 10-day trading period ending two days prior to the consummation of the Merger.

         The Company paid the cash portion of the purchase price pursuant to an advance under its current revolving credit facility with National City Bank and The First National Bank of Chicago, as co-agents, and The Chase Manhattan Bank (National Association), as administrative agent.

         There are no material relationships between NDSI and the Company or any of their affiliates, directors or officers.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Financial Statements of Businesses Acquired.*
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         Narragansett/DSI Acquisition Co., Inc. and Subsidiaries Consolidated
         Financial Statements as of May 31, 1995 (Unaudited)

         Consolidated Balance Sheet (Unaudited)

         Consolidated Statements of Income (Unaudited)

         Consolidated Statements of Cash Flows (Unaudited)
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(b)      Pro Forma Financial Information.*
         -------------------------------

         RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition   Co.,
         Inc. -- Pro Forma Condensed Combined Financial Statements (Unaudited)

         Pro Forma Condensed Combined Balance Sheet of RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition Co., Inc. as of May 31, 1995 (Unaudited)

         Pro Forma Condensed Combined Statement of Income of RPM, Inc. and Subsidiaries and Narragansett/DSI Acquisition Co., Inc. for the Fiscal Year ended May 31, 1995 (Unaudited)

(c)      Exhibits.
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      Exhibit No.
      -----------
          2.1 Plan and Agreement of Merger, dated July 24, 1995 (without Exhibits and Schedules), by and among the Company, Subsidiary, NDSI and the Securityholders of
                         NDSI  . . . . . . . . . . . . . . . . . . . . .     *

          23.1           Consent of KPMG Peat Marwick LLP  . . . . . . .

______________________
* Previously filed
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                                   SIGNATURES
                                   ----------

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RPM, INC.



                                        /s/ Frank C. Sullivan
                                        ------------------------------------
                                        Frank C. Sullivan,
                                        Vice President and Chief
                                        Financial Officer


DATE:  October 4, 1995